                                                  Exhibit 16
                                                  __________

               AFD Exchange Reserves Class A
                     Yield Computation


         1.   Add last seven days of dividends.

                   Date           Daily Dividend

                 09/24/95           0.000124185
                 09/25/95           0.000123110
                 09/26/95           0.000122585
                 09/27/95           0.000122935
                 09/28/95           0.000122847
                 09/29/95           0.000121807
                 09/30/95           0.000121807
                                    0.000859276

         2. Divide total of last 7 days of dividend by 7 to get average daily dividend.

              0.000859276 divided by 7 = 0.000122754

         3. Take average daily amount and multiply by 365 to get 7 day yield.

              0.000122754 multiplied by 365 = 4.48%

         4. Take 7 day yield and compound over a 365 day period to get effective yield.

              ((3.17% divided by 365)+1) compounded by 365 = 4.58%



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               AFD Exchange Reserves Class B
                     Yield Computation


         1.   Add last seven days of dividends.

                   Date           Daily Dividend

                 09/24/94           0.000110377
                 09/25/94           0.000109159
                 09/26/94           0.000109375
                 09/27/94           0.000109204
                 09/28/94           0.000110125
                 09/29/94           0.000107320
                 09/30/94           0.000107320
                                    0.000762880

         2. Divide total of last 7 days of dividend by 7 to get average daily dividend.

              0.00076288 divided by 7 = 0.000108983

         3. Take average daily amount and multiply by 365 to get 7 day yield.

              0.000108983 multiplied by 365 = 3.98%

         4. Take 7 day yield and compound over a 365 day period to get effective yield.

              ((2.68% divided by 365)+1) compounded by 365 = 4.06%





















00250163.AH1

               AFD Exchange Reserves Class C
                     Yield Computation


         1.   Add last seven days of dividends.

                   Date           Daily Dividend

                 09/24/94           0.000117514
                 09/25/94           0.000117386
                 09/26/94           0.000116600
                 09/27/94           0.000116676
                 09/28/94           0.000117029
                 09/29/94           0.000114803
                 09/30/94           0.000114803
                                    0.000814811

         2. Divide total of last 7 days of dividend by 7 to get average daily dividend.

              0.000814811 divided by 7 = 0.000116402

         3. Take average daily amount and multiply by 365 to get 7 day yield.

              0.000116402 multiplied by 365 = 4.25%

         4. Take 7 day yield and compound over a 365 day period to get effective yield.

              ((2.95% divided by 365)+1) compounded by 365 = 4.34%





















00250163.AH1